Maine & Maritimes Corporation Creates Maricor Technologies, Inc. and Acquires Lifecycle Management Technology Software Assets

PRESQUE ISLE, ME -- 02/22/2005 -- Maine & Maritimes Corporation (AMEX: MAM) announced today the creation of a new technology-based subsidiary, Maricor Technologies, Inc., as well as the acquisition of leading lifecycle asset management and capital budget planning software assets. These actions will complement MAM's U.S. and Canadian engineering and facilities lifecycle asset management services companies.

"With Maricor Technologies as an affiliated company of our engineering and facilities lifecycle asset management services subsidiaries, The Maricor Group U.S. and The Maricor Group Canada, we anticipate increased synergies and expanded technology and service solutions to serve the asset lifecycle management needs of our expanding North American customer base," says J. Nick Bayne, President and CEO of Maine & Maritimes Corporation. "Our acquisition of the Delinea Strategic Asset Management Solutions software assets significantly expands our enterprise-wide asset lifecycle management capabilities and positions Maricor Technologies as a significant U.S. and Canadian supplier of lifecycle asset management and capital budgeting software solutions."

"Over the last year, The Maricor Group has utilized and marketed the Delinea Strategic Asset Management software under a limited, but exclusive, geographic marketing license. This resulted in our recognition that The Maricor Group's customers have a significant and increasing need for sustainable engineering services and supporting software tools."

"These tools increase our customers' effectiveness in capital renewal planning and facility operation management based on sound engineering analysis that integrates sustainable design, operations, and values," says Bayne. "Our acquisition of the Delinea Strategic Asset Management software assets provides the required platform to deliver and expand sustainable services and technology solutions for our customers through The Maricor Group. The Maricor Group will continue to focus on services and solutions within New England and the Eastern Canadian provinces, while Maricor Technologies will support The Maricor Group's customers, as well as additional alliance partners."

Also announced today was that Thomas N. Yoder, PhD has been selected as the Chief Operating Officer for Maricor Technologies and that Jim Kavanagh, formerly President of Delinea Strategic Asset Management Solutions, will lead the Facility Lifecycle Management Services Division of The Maricor Group.

"We are extremely pleased with Dr. Yoder's decision to lead Maricor Technologies," says Bayne. "His deep energy, environmental, decision process, and asset management systems knowledge serve as superb leading competencies to increase the value of our products and services for government, institutional and private sector customers. Jim Kavanagh's leadership and proven experience in the lifecycle asset management industry significantly increases our ability to deliver continued quality facility lifecycle management services and systems through The Maricor Group, while expanding our offerings and capabilities to support the increasing needs of our U.S. and Canadian customers."

"The Maricor Group's value proposition is unique in the marketplace," states Kavanagh. "As businesses and governments struggle with identifying, reporting, and addressing their deferred maintenance liabilities, it is increasingly important to develop and implement sustainable facility lifecycle asset management plans that address our clients' pressing social and economic needs. Our market-based experiences, services, and technologies provide our customers with realistic and financially attractive solutions that address the demands of North America's aging facility infrastructure."

Maine & Maritimes Corporation acquired Delinea's Strategic Asset Management (SAM) assets through a three-way transaction involving Delinea Corporation, a leading Dallas, Texas-based technology services company serving the utility and energy industries, and HCI Systems, the original developer of the SAM solutions. Maricor Technologies will be headquartered in Presque Isle, Maine, with offices in Portland, Maine.

Maine & Maritimes Corporation is traded on the American Stock Exchange (AMEX) under the ticker symbol "MAM." Headquartered in Presque Isle, Maine, Maine & Maritimes Corporation is the holding company of Maine Public Service Company, a regulated transmission and distribution company serving most of northern Maine. In addition, it is the parent company of The Maricor Group, which is headquartered in Presque Isle, Maine, with offices in Portland, Maine, The Maricor Group's U.S. subsidiary, RES Engineering, with offices in Boston and Hudson, Massachusetts and The Maricor Group Canada, Ltd with offices in Moncton and Saint John, New Brunswick and Halifax, Nova Scotia. The Maricor Group and its subsidiaries provide mechanical, electrical, plumbing and fire protection engineering services, asset lifecycle management and planning services, sustainable design and additional services throughout Atlantic Canada and New England. Maine & Maritimes Corporation is also the parent company of Maricor Properties, Ltd, headquartered in Moncton, New Brunswick and its subsidiary, Mecel Properties, Ltd, headquartered in Halifax, Nova Scotia. Maricor Properties, Ltd and Mecel Properties, Ltd are real estate investment and development companies focused on sustainable facilities development and redevelopment based on sustainable and "smart growth" principles. Maine & Maritimes Corporation is also the parent company of the newly formed Maricor Technologies, a software solutions company focused on sustainable facilities asset management solutions. Maine & Maritimes Corporation's corporate website is www.maineandmaritimes.com.

Cautionary Statement Regarding Forward-Looking Information

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although Maine & Maritimes Corporation ("MAM") believes that in making such statements, its expectations are based on reasonable assumptions, any such statement involves uncertainties and risks. MAM cautions that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of MAM; accordingly, there can be no assurance that such indicated results or events will be realized.

The information herein is qualified in its entirety by reference to factors contained in the Forward-Looking Statement of the Management's Discussion and Analysis of Financial Condition and Results of Operation in Maine & Maritimes Corporation's Form 10-K for the year ended December 31, 2003, and subsequent securities filings, as well as, but not necessarily limited to, the following factors: the impact of recent and future federal and state regulatory changes in environmental and other laws and regulations to which MAM and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation; interest rates; general economic conditions; the performance of projects undertaken by unregulated businesses; the success of efforts to invest in and develop new opportunities; internal restructuring or other restructuring options that may be pursued by MAM or its subsidiaries, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed or beneficial to MAM or its subsidiaries; financial market conditions; the effects of terrorist incidents; weather; the timing and acceptance of new product and service offerings; general industry trends; changes in business strategy and development plans; capital market conditions and the ability to raise capital; competition; and rating agency actions, among others.

For Additional Information Contact:

Annette Arribas
Vice President, Investor Relations and Corporate Compliance
Maine & Maritimes Corporation
207-760-2402
aaribas@maineandmaritimes.com

or

Gina LeBlanc
Marketing and Sales Support Specialist
The Maricor Group
207-760-2458
gleblanc@maricorgroup.com